EXHIBIT 99.3
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BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:                May 24, 2006

TO:                  COUNTRYWIDE HOME LOANS INC.
ATTENTION:           Mr. Jeff Staab
TELEPHONE:           1-818-225-3279
FACSIMILE:           1-818-225-4010

FROM:                Derivatives Documentation
TELEPHONE:           212-272-2711
FACSIMILE:           212-272-9857

SUBJECT:             Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:    FXCW06OC4

Dear Sir/Madam,

      The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc. ("Counterparty").

      The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

      This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement in such form, but without any Schedule except for the elections made herein.



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      In the event of any inconsistency between the provisions of the ISDA
Form and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement dated as of May 1, 2006 among CWALT, Inc. as depositor, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

The terms of the particular Transaction to which this Confirmation relates are as follows:


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2.                              TRADE DETAILS
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Notional Amount:                With respect to any Calculation Period, the
                                lesser of (i) the amount set forth for such period in Schedule A attached hereto and (ii) the aggregate Class Certificate Balance of the Class 1-A Certificates (021455 AA 8), Class 2-A-1 Certificates (021455 AB 6), Class 2-A-2A Certificates (021455 AC 4), Class 2-A-2B Certificates (021455 AD 2), Class 2-A-3 Certificates (021455 AE 0), Class M-1 Certificates (021455 AF 7), Class M-2 Certificates (021455 AG 5), Class M-3 Certificates (021455 AH 3), Class M-4 Certificates (021455 AJ 9), Class M-5 Certificates (021455 AK 6), Class M-6 Certificates (021455 AL 4), Class M-7 Certificates (021455 AM 2), Class M-8 Certificates (021455 AN 0), Class M-9 Certificates (021455 AP 5) and Class B Certificates (021455 AQ 3) (together, the "Swap Certificates") immediately prior to the Distribution Date (as defined in the Pooling and Servicing Agreement) occurring in the calendar month in which such Calculation Period ends.

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Trade Date:                     May 12, 2006.

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Effective Date:                 May 30, 2006.

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Termination Date:               May 25, 2009, subject to adjustment in
                                accordance with the Following Business Day
                                Convention

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Upfront Amount:
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      Upfront Amount:           Counterparty will pay $ 15,000 to BSFP on May
                                30, 2006.

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Fixed Amounts:
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      Fixed Rate Payer:         Counterparty.

      Fixed Rate Payer Payment  The 25th of each month in each year from (and
      Date(s): including) June 25, 2006 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.


      Fixed Rate Payer Period   The 25th of each month in each year from (and
      End Date(s):              including) June 25, 2006 to (and including)
                                May 25, 2009, with No Adjustment.

      Fixed Rate:               5.400 %.




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      Fixed Rate Day Count      30/ 360.
      Fraction:

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Floating Amounts:
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      Floating Rate Payer:      BSFP.

      Floating Rate Payer       The 25th of each month in each year from (and
      Period End Date(s):       including) June 25, 2006 to (and including)
                                the Termination Date, subject to adjustment in accordance with the Following Business Day
                                Convention.

      Floating Rate Payer       Early Payment shall be applicable. For each
      Payment Date(s):          Calculation Period, the Floating Rate Payer
                                Payment Date shall be the first Business Day prior to the related Floating Rate Payer
                                Period End Date.

      Floating Rate Option.     USD-LIBOR-BBA

      Floating Rate Day Count   Actual/360.
      Fraction:

      Designated Maturity:      1 Month, except with respect to the initial
                                Calculation Period for which the Designated
                                Maturity shall be the Linear
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                                Interpolation of the 2 week and the 1 month.

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      Reset Dates:              The first day of each Calculation Period.

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Business Days:                       New York.

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Additional Provisions:          Each party hereto is hereby advised and
                                acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

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3.                              ACCOUNT DETAILS
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Payments to BSFP:               Citibank, N.A., New York ABA Number:
                                021-0000-89, for the account of Bear, Stearns Securities Corp. Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc. Sub-account Number:
                                102-04654-1-3 Attention: Derivatives
                                Department

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Payments to Counterparty:       See Assignment Agreement.

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4.                                   NETTING
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Amendment to Section 2(c) of    Notwithstanding anything to the contrary in
the Agreement:                  Section 2(c) of the Agreement, amounts that
                                are payable with respect to Calculation
                                Periods which end in the same calendar month
                                (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.
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5. Provisions Deemed Incorporated into this Agreement:


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The following provisions i) through vii) will be deemed to be incorporated into the Agreement:

     i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

     ii)  Termination Provisions. For purposes of the Agreement:

          (a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

          (b)  "Specified Transaction" shall have the meaning specified in
               Section 14 of this Agreement.

          (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to BSFP and Counterparty.

          (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to BSFP and Counterparty.

          (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to BSFP and Counterparty.

          (f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to BSFP and Counterparty.

          (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to BSFP and Counterparty.

          (h) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Counterparty.

          (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to BSFP and Counterparty.

          (j) Additional Termination Events. Additional Termination Events will apply. The following events shall constitute an Additional Termination Event hereunder:

               (i) Upon the occurrence of a Collateralization Event (as defined in Part 5(vii)(d) below) BSFP has not, within 30 days (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates which were in effect immediately prior to such downgrade, unless the ratings of the Swap Certificates were changed due to a circumstance other than the downgrading of BSFP's rating), complied with Part 5(vii)(d) below, then an Additional Termination Event shall have



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               occurred with respect to BSFP and BSFP shall be the sole
               Affected Party with respect to such Additional Termination
               Event.

               (ii) Upon the occurrence of a Ratings Event (as defined in Part 5(vii)(e) below) BSFP has not, within 10 business days after such rating withdrawal or downgrade (unless, within 10 business days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the ratings of the Swap Certificates which were in effect immediately prior to such withdrawal or downgrade, unless the ratings of the Swap Certificates were changed due to a circumstance other than the withdrawal or downgrading of BSFP's rating), complied with Part 5(vii)(e) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

               (iii) An amendment and/or supplement to the Pooling and Servicing Agreement (or any other transaction document) is made without the prior written consent of BSFP (such consent not to be unreasonably withheld or delayed), if such amendment and/or supplement would: (a) materially adversely affect any of BSFP's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Counterparty to fully perform any of Counterparty's obligations hereunder. Counterparty shall be the sole Affected Party.

               (iv) Upon allocation of any Applied Realized Loss Amount to any Class of Senior Certificates pursuant to the Pooling and Servicing Agreement, an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

          (k) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to BSFP and Counterparty.

          (l) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

               (i)  Market Quotation will apply.
               (ii) The Second Method will apply.

          (m)  "Termination Currency" means United States Dollars.


     iii) Tax Representations.

       Payer Tax Representations. For the purpose of Section 3(e), each of BSFP and Counterparty makes the following representation:



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            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

       BSFP Payee Tax Representations. For the purpose of Section 3(f), BSFP makes the following representations:

            BSFP is a corporation organized under the laws of the United
            States.

       Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

            Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.


     iv)  Documents to be Delivered. For the purpose of Section 4(a):

          (a)  Tax forms, documents or certificates to be delivered are:

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Party required to       Form/Document/Certificate   Date by which to be
deliver document                                    delivered
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BSFP and Counterparty     An executed U.S. Internal Promptly after the
                          Revenue Service Form W-9  earlier of (i) reasonable
                          (or any successor         demand by either party or
                          thereto) and any other    (ii) learning that such
                          document required or      form or document is
                          reasonably requested to   required
                          allow the other party to
                          make payments under this
                          Agreement without any
                          deduction or withholding
                          for or on the account of
                          any Tax or with such
                          deduction or withholding
                          at a reduced
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                          rate.
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(b) Other Documents to be delivered are:

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Party required   Form/Document/Certificate     Date by       Covered by
to deliver                                     which to be   Section 3(d)
document                                       delivered     representation
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BSFP and         Any documents required or     Upon the      Yes
Counterparty     reasonably requested by the   execution
                 receiving party to evidence   and delivery
                 authority of the delivering   of this
                 party or its Credit Support   Agreement
                 Provider, if any, to          and such
                 execute and deliver this      Confirmation
                 Agreement, any
                 Confirmation, and any
                 Credit Support Documents to
                 which it is a party, and to
                 evidence the authority of
                 the delivering party to its
                 Credit Support Provider to
                 perform its obligations
                 under this Agreement, such
                 Confirmation and/or Credit
                 Support Document, as the
                 case may be.
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BSFP and         A certificate of an           Upon the      Yes
Counterparty     authorized officer of the     execution
                 party, as to the incumbency   and delivery
                 and authority of the          of this
                 respective officers of the    Agreement
                 party signing this            and such
                 agreement, any relevant       Confirmation
                 Credit Support Document, or
                 any Confirmation, as the
                 case may be.
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BSFP             An opinion of counsel may                   No
                 include (which Closing Date
                 in-house counsel) reasonably
                 satisfactory to Counterparty.
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Counterparty     Executed copy of the Credit   Upon          Yes
                 Support Document specified    execution
                 herein.
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Counterparty     Copy of any notice delivered  Upon          Yes
                 under the Pooling and         availability
                 Servicing Agreement that
                 impacts this Confirmation
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v) Miscellaneous.

      (a) Address for Notices: For the purposes of Section 12(a) of this
Agreement:



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      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York
                        11201
            Attention:  Derivative Operations   7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to Counterparty:

      Address:    4500 Park Granada
                  Mail Stop CH-143
                  Calabasas, CA 91302
      Attention:  Mr. Jeff Staab
      Facsimile:  818-225-3898
      Phone:            818-225-3279

      (b)   Process Agent. For the purpose of Section 13(c):

            BSFP appoints as its Process Agent:  Not Applicable.

            Counterparty appoints as its Process Agent:  Not Applicable.

      (c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

      (d)   Multibranch Party. For the purpose of Section 10(c) of this
            Agreement:

                  BSFP is not a Multibranch Party.

                  Counterparty is not a Multibranch Party.

      (e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.


      (f)   Credit Support Document.



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            With respect to BSFP: Not Applicable.
            With respect to Counterparty: From and including the date of its execution, the Pooling and Servicing Agreement. Counterparty agrees that the security interests in collateral granted to BSFP under the foregoing Credit Support Document shall secure the obligations of Counterparty to BSFP hereunder.

      (g) Credit Support Provider.

             With respect to BSFP:  Not Applicable.
             With respect to Counterparty:  Not Applicable.

      (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and
            Section 5-1402 of the New York General Obligation Law).

      (i) Consent to Recording. Each party hereto consents and agrees the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, and waives any further notice of such monitoring or recording.

      (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

      (k) "Affiliate" Counterparty and BSFP shall be deemed to not have any Affiliates for purposes of this Agreement.

      (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to



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            that of the invalid or unenforceable term, provision, covenant or condition

      vi)   Additional Representations:

            Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

            (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the
                  Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

            (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

            (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

            (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

            (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of
                  Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

      vii)  Other Provisions.

            (a) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other


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                  agreements. The provisions for Set-Off set fort in Section
                  6(e) of the Agreement shall not apply for purposes of this Transaction.

            (b) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. Nothing herein shall prevent BSFP from participating in any such proceeding once commenced.

            (c) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Confirmation shall be permitted by either party unless (A) Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") has been provided notice of such transfer, amendment, waiver, supplement, assignment or other modification and confirms in writing (including by facsimile transmission) that it will not qualify, downgrade, withdraw or modify its then current ratings of the Swap Certificates issued pursuant to the Pooling and Servicing Agreement, (B) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer, amendment, waiver, supplement, assignment or other modification and (C) as of the time of the transfer, amendment, waiver, supplement, assignment or other modification, such act would not cause any payments under the Transaction to become subject to withholding tax.

            (d) Approved Ratings Threshold. In the event that (A) either (i) the unsecured, long-term senior debt obligations of BSFP are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of BSFP are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or
                  (C) either (i) the unsecured, short-term debt obligations of BSFP are rated below "A-1" by S&P or (ii) if BSFP does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP are rated below "A+" by S&P (such event, a "Collateralization Event"), then, BSFP, at its own cost, shall within 30 days either (i) cause another entity to replace BSFP as party to


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

                  this Agreement that meets or exceeds the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld or delayed) on terms substantially similar to this Agreement;
                  (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement (and which satisfies the Rating Agency Condition), to honor BSFP's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld or delayed; (iii) post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates and which satisfies the Rating Agency Condition. All collateral posted by BSFP shall be returned to BSFP immediately upon BSFP securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement. "Swap Rating Agency" means S&P and Moody's.

                  "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

                  "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Swap Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Swap Certificates.

            (e) Ratings Event. It shall be a ratings event ("Ratings Event") if at any time after the date hereof BSFP shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean (A) the unsecured, long-term senior debt obligations of BSFP are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of BSFP are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if BSFP does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of BSFP are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

                  Following a Ratings Event, BSFP shall take the following actions at its own expense, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and
                  (B) not later than 10 business days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor (pursuant to a form of guaranty which satisfies the Rating Agency Condition) satisfies the Swap Counterparty Ratings Requirement (or which satisfies the Rating Agency Condition) pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty (pursuant to a form of guaranty that satisfies the Rating Agency Condition) from a guarantor that satisfies the Swap Counterparty Ratings Requirement (or which satisfies the Rating Agency Condition) pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies. In respect of subclause (I) immediately above, Countrywide Securities Corporation shall make a good faith attempt to provide reasonable assistance to BSFP in locating a replacement party and effecting the assignment.

            (f) USA PATRIOT Act Notice. BSFP hereby notifies Counterparty that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
                  2001)) (the "Act"), it is required to obtain, verify and record information that identifies Counterparty, which information includes the name and address of Counterparty and other information that will allow BSFP to identify Counterparty in accordance with the Act.

            (g) Amendments. Counterparty agrees that it will obtain BSFP's consent (which consent shall not be unreasonably withheld or delayed) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of BSFP's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Counterparty to fully perform any of Counterparty's obligations hereunder.

            (h) Assignment. BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

            (i) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

            (j) Swap Contract Administration Agreement. BSFP shall be an express third party beneficiary of the Swap Contract Administration Agreement, dated as of May 30, 2006 (the "Swap Contract Administration Agreement"), among The Bank of New York, as Swap Contract Administrator and not in its individual or corporate capacity but solely as Trustee under the Pooling and Servicing Agreement, and Countrywide Home Loans, Inc. A copy of the Swap Contract Administration Agreement is attached hereto as Annex B.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manevitz
     ---------------------------------------
     Name:  Annie Manevitz
     Title: Authorized Signatory

COUNTRYWIDE HOME LOANS, INC.



By:  /s/ Jennifer Shirley Sandefur
     ---------------------------------------
     Name:  Jennifer Shirley Sandefur
     Title: Senior Managing Director and Treasurer

Schedule A to the Confirmation dated as of May 24, 2006
Re: Reference Number FXCW06OC4

         Period           Period
       Start Date        End Date         Notional Amount

        30-May-06        25-Jun-06        114,755,148.00
        25-Jun-06        25-Jul-06        113,845,610.00
        25-Jul-06        25-Aug-06        112,791,155.00
        25-Aug-06        25-Sep-06        111,593,566.00
        25-Sep-06        25-Oct-06        110,255,212.00
        25-Oct-06        25-Nov-06        108,780,766.00
        25-Nov-06        25-Dec-06        107,173,218.00
        25-Dec-06        25-Jan-07        105,444,465.00
        25-Jan-07        25-Feb-07        103,601,136.00
        25-Feb-07        25-Mar-07        101,647,501.00
        25-Mar-07        25-Apr-07         99,588,317.00
        25-Apr-07        25-May-07         97,429,096.00
        25-May-07        25-Jun-07         95,176,125.00
        25-Jun-07        25-Jul-07         92,859,295.00
        25-Jul-07        25-Aug-07         90,489,272.00
        25-Aug-07        25-Sep-07         88,092,595.00
        25-Sep-07        25-Oct-07         85,688,178.00
        25-Oct-07        25-Nov-07         83,288,045.00
        25-Nov-07        25-Dec-07         80,929,721.00
        25-Dec-07        25-Jan-08         78,644,619.00
        25-Jan-08        25-Feb-08         76,431,075.00
        25-Feb-08        25-Mar-08         74,286,942.00
        25-Mar-08        25-Apr-08         72,202,801.00
        25-Apr-08        25-May-08         69,109,452.00
        25-May-08        25-Jun-08         66,162,349.00
        25-Jun-08        25-Jul-08         63,374,273.00
        25-Jul-08        25-Aug-08         60,718,075.00
        25-Aug-08        25-Sep-08         58,187,586.00
        25-Sep-08        25-Oct-08         55,776,724.00
        25-Oct-08        25-Nov-08         54,014,884.00
        25-Nov-08        25-Dec-08         52,312,472.00
        25-Dec-08        25-Jan-09         50,667,933.00
        25-Jan-09        25-Feb-09         49,079,381.00
        25-Feb-09        25-Mar-09         47,544,849.00
        25-Mar-09        25-Apr-09         46,062,724.00
        25-Apr-09        25-May-09         44,612,185.00

                                    ANNEX A

                   [Insert Form of Regulation AB Agreement]

                                    ANNEX B

          [Insert Form of Swap Contract Administration Agreement]



                                      19